Exhibit 10.15

                    Amendment to Exclusive License Agreement

      Reference is made to that certain Exclusive License Agreement (the "License Agreement") by and between H.H. Brown Shoe Technologies, Inc. d/b/a Dicon Technologies ("Dicon") and RSI Enterprises, Inc. ("RSI") dated as of July 1, 2001.

      The License Agreement is hereby amended as set forth herein. Capitalized terms shall have the meaning ascribed thereto in the License Agreement.

      1. RSI shall have the right to enter into arrangements or agreements with third parties to use third parties' logos, name, slogans and/or marks on the RSI SPONGE PRODUCTS for advertising, promotion, manufacture, distribution and sale.

      2. RSI shall have the right to sublicense its rights granted pursuant to the License Agreement and any amendments thereto. Each sublicense shall be subject to and consistent with the terms of the License Agreement and any amendments thereto.

      3. As consideration for the modifications contained herein, RSI hereby agrees that Dicon shall have the exclusive manufacturing rights for any products ordered as a result of any agreements entered into by RSI with third parties pursuant to Paragraph 1 of this Amendment.

      4. Except as amended hereby, the terms of the License Agreement shall remain in full force and effect and shall continue to be the binding and legal obligation of the parties.

      5. This Amendment may be executed in two or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile with original signatures to follow


                            [Signature page follows]

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      IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused this Amendment to be executed by their duly authorized representatives as of the 31st day of January 2006.


                                    H.H. BROWN SHOE TECHNOLOGIES, INC.
                                    d/b/a DICON TECHNOLOGIES

                                    /s/ Wayne Celia
                                    -------------------------------------
                                    Name:  Wayne Celia
                                    Title: President


                                    SPONGETECH DELIVERY SYSTEMS, INC.

                                    /s/ Steven Moskowitz
                                    -------------------------------------
                                    Name:  Steven Moskowitz
                                    Title: Secretary, Treasurer and Director